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                                  EXHIBIT 23.1

                              CONSENT OF KPMG LLP

     We consent to the use of our reports incorporated herein by reference.

                                                            KPMG LLP

Dallas, Texas
July 24, 2001


                             Exhibit 23.1 - Page 1